Pacer Benchmark Data & Infraststructure Real Estate SCTRSM ETF
Schedule of Investments
January 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 21.7%
Advertising Sales - 1.1%
Clear Channel Outdoor Holdings, Inc. (a)	4,890,151	$14,963,862

Building-Heavy Construct - 7.9%
Cellnex Telecom SA (b)	1,142,963	51,634,878
Helios Towers PLC (a)	8,006,043	16,498,668
Infrastrutture Wireless Italiane SpA (b)	3,899,506	41,720,159
		109,853,705

Internet Connective Services - 2.6%
Cogent Communications Holdings, Inc.	402,939	25,630,950
Vnet Group, Inc. - ADR (a) (c)	1,000,273	9,922,708
		35,553,658
Telecommunication Services - 10.1%
Chindata Group Holdings Ltd. - ADR (a)	1,288,492	6,597,079
Cyxtera Technologies, Inc. (a) (c)	980,189	11,732,862
GDS Holdings Ltd. - ADR (a) (c)	1,068,755	46,896,969
NEXTDC Ltd. (a)	4,993,065	37,535,494
Switch, Inc. - Class A	1,497,185	38,372,852
		141,135,256
TOTAL COMMON STOCKS (Cost $364,045,357)		301,506,481

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 78.3%
Diversified - 73.4%
American Tower Corp.	850,166	213,816,749
Crown Castle International Corp.	1,228,534	224,219,740
CyrusOne, Inc.	751,593	67,530,631
Digital Realty Trust, Inc. (c)	398,866	59,522,773
DigitalBridge Group, Inc. (a) (c)	5,238,037	38,237,670
Equinix, Inc.	274,795	199,198,896
Keppel DC	14,597,939	23,103,642
Lamar Advertising Co. - Class A (c)	612,371	67,826,212
Outfront Media, Inc.	1,485,462	36,898,876
SBA Communications Corp.	194,604	63,331,926
Uniti Group, Inc. (c)	2,298,373	27,718,378
		1,021,405,493
Storage - 4.9%
Iron Mountain, Inc. (c)	1,472,397	67,612,470
		67,612,470
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,032,792,230)		1,089,017,963

	Principal Amount
SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 0.003% (d)	$1,207,909	1,207,909
TOTAL SHORT-TERM INVESTMENTS (Cost $1,207,909)		1,207,909

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.8%	Shares
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (d)	164,767,023	164,767,023
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $164,767,023)		164,767,023

Total Investments (Cost $1,562,812,519) - 111.9%		1,556,499,376
Liabilities in Excess of Other Assets - (11.9)%		(165,403,565)
TOTAL NET ASSETS - 100.0%		$1,391,095,811

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $99,355,037 or 6.7% of net assets.

(c)	All or a portion of this security is on loan as of January 31, 2022. The total value of securities on loan is $164,684,543 or 11.8% of net assets.
(d)	The rate shown is as of January 31, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset valueper share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 301,506,481	$ -	$ -	$ -	$ 301,506,481
Real Estate Investment Trusts	1,089,017,963	-	-	-	1,089,017,963
Short-Term Investments	1,207,909	-	-	-	1,207,909
Investments Purchased with Proceeds from Securities Lending	-	-	-	164,767,023	164,767,023
Total Investments in Securities	$ 1,391,732,353	$ -	$ -	$ 164,767,023	$ 1,556,499,376
^ See Schedule of Investments for industry breakouts.

For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.